                                                                               .
                                                                               .
                                                                               .


                                                                    Exhibit 99.1


                          INTERACTIVE DATA CORPORATION

                 Compensation Plan for Non-Employee Directors(1)


Adoption Date                 February 22, 2005

Eligibility                   All Directors other than Directors who are
                              employees of Interactive Data Corporation,
                              Pearson, plc or any other significant shareholder,
                              or any subsidiary thereof.

Shareholder Approval          Not required.
of Plan

                             Cash Component of Plan

Annual Retainer               $25,000 per year (paid in quarterly installments
                              in arrears).

Service on Compensation and   $10,000 per chairman per committee per year (paid
Audit Committees              quarterly in arrears). $5,000 for non-chairman
                              membership.

                              If in any given calendar year, the committee meets in person or telephonically for at least 30 minutes more than 5 times, beginning with the 6th meeting, all participants will receive a fee of $1,000 per meeting for each meeting lasting more than 30 minutes (paid quarterly in arrears).

Service on other Committees   $5,000 per chairman per committee per year (paid
                              in quarterly installments in arrears). $3,000 for
                              non-chairman membership.

Board Per Meeting Fees        $1,000 per meeting for in person or telephonic
                              meetings lasting more than 1 hour (paid quarterly
                              in arrears). There will be no per meeting fee for
                              committee meetings, except as noted above for the
                              Compensation and Audit Committees.

Meeting Expenses              Reimbursement for all normal travel expenses to
                              attend meeting.

                            Option Component of Plan

Grant of Options              An option to acquire 6,250 shares of stock as of
Annual Grant                  the first day following the first regularly
                              scheduled Board of Directors meeting of the
                              calendar year.

Initial Grant
                              None.

Vesting of Options            Fully vested at grant.

----------
1 This Plan amends and restates in its entirety the Compensation Plan for Non-Employee Directors adopted December 10, 2003.

Exercise Price of Options     Fair market value on date of grant.

Terms of Options              10 years.

Effect of Ceasing to          Vested options must be exercised by the Director
be a Director                 or his beneficiary within one year of the date the
                              Director ceases to be a Director for any reason.

Taxation of Options           Non-employee Directors pay ordinary income tax
                              (and SECA tax) at time of exercise on spread
                              between exercise price and fair market value on
                              date of exercise; Interactive Data Corporation
                              gets a corresponding tax deduction at that time.

                         Automatic DSU Component of Plan

DSU Award Description         A deferred stock unit award ("DSU") represents
                              the right to receive shares of the Company's
                              common stock at a later date. If the DSU is fully
                              vested, stock is issued upon the award date,
                              unless an election to defer settlement is made.
                              DSUs are payable only in stock.

Grant of DSUs                 2,100 DSUs as of the first day following the first
                              regularly scheduled Board of Directors meeting of
                              the calendar year.

Vesting of DSUs               100% on third anniversary of grant date, so long
                              as such individual is a director as of such date.

Acceleration of Vesting       (i) a pro rata percentage of the units (based on
                              completed months of service) on that date of
                              director's death.

                              (ii) 100% immediately upon termination of service as a director for any reason other than for "Cause". Cause is defined as:

                                 o The director materially breaches a written agreement with the Company;

                                 o The director is convicted of fraud, theft, criminal dishonesty or felony;

                                 o The director engages in illegal conduct, gross misconduct or acts involving moral turpitude that are material and demonstrably injurious to the Company; or

                                 o The director breaches any fiduciary duty owed to the Company

                              (iii) so long as such individual is then a director, 100% immediately upon a Change in Control if, in connection with the Change in Control, shares of the Company's common stock will no longer be listed on a recognized national securities exchange. Change in Control is defined in Section 3 of the Deferred Stock Unit Award
                              Agreement (Non-Employee Director Grant).

Deferred Settlement           Director may (but is not required to) defer
                              settlement by selecting, within 30 days following
                              the grant date, an initial deferral date at least
                              one year later than the vesting date. One
                              additional deferral election is permitted,
                              provided the election is made at least 1 year in
                              advance of initially selected deferral date.

Dividend Equivalents          Prior to settlement, DSU award will accrue the
                              right to receive additional stock (not cash
                              dividends) equal in value to the amount of any
                              dividends declared on stock underlying DSU award.

Payout Unless a deferral election is timely made, stock underlying the DSU will be paid out upon vesting.

Taxation of DSUs              Non-employee Directors will have ordinary
                              compensation income (and SECA tax) in an amount
                              equal to the fair market value of stock determined
                              at the time of settlement. Interactive Data
                              Corporation gets a corresponding tax deduction at
                              that time.

                    Terms Applicable to Both Options and DSUs


Restrictions on Transfer      Options or DSUs may not be transferred (except
                              upon death).

Registration                  Options or DSUs will be granted under the 2000
                              Long Term Incentive Plan, the shares of each of
                              which are registered on Form S-8.

Application  of Insider       Insider trading restrictions and short-swing
Trading Rules                 profit rules of the Securities Exchange Act of
                              1934 apply as well as Rule 144 limitations of the
                              Securities Act of 1933. The making of deferral
                              elections with respect to DSUs, and transactions
                              involving the acquisition or disposition of stock
                              in connection with an option or DSU award, may be
                              limited by these rules as reflected in Interactive
                              Data Corporation's Insider Trading Policy.